Zazove Convertible Securities Fund, Inc.



Annual Report
December 31, 2002


ZAZOVE CONVERTIBLE SECURITIES FUND, INC.



TABLE OF CONTENTS


Historical Returns                                              i
Report of Independent Public Accountants                        1
Statement of Assets and Liabilities                             2
Schedule of Investments                                       3-5
Statement of Operations                                         6
Statements of Changes in Net Assets                             7
Notes to Financial Statements                                8-11
Financial Highlights                                           12
Directors and Officer                                          13




RELATIVE PERFORMANCE
12/31/96 - 12/31/02

[A graph illustrates the relative performance of the Fund verse the S&P 500, Russell 2000 and Lehman Aggregate Bond Index for the one year, three year and five year period ended December 31, 2002. As illustrated in the graph, during this period the Fund's return was -7.29%, +0.92% and +4.81%, respectively, while the return of the S&P 500 stock index was -22.10%, -14.54% and -0.59%, respectively, the return of the Russell 2000 stock index was -20.49%, -7.54% and -1.36%, respectively, and the return of the Lehman Brothers Aggregate Bond Index was +10.25%, +10.09% and +7.54%, respectively.]

Fund returns are presented after all fees and expenses.  The
Fund's returns prior to 1/1999 are those of its predecessor, Zazove Convertible Fund, L.P. The returns of the S&P 500 stock index, the Russell 2000 stock index and the Lehman Aggregate Bond Index are presented after the reinvestment of dividends and interest. Past results are not a guarantee of future performance.




INDEPENDENT AUDITORS' REPORT
To the Shareholders and Board of Directors of Zazove Convertible Securities Fund, Inc.:
We have audited the accompanying statement of assets and liabilities of Zazove Convertible Securities Fund, Inc. (the "Fund"), including the schedule of investments, as of December 31, 2002, the related statements of operations and of changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The Fund's financial statements and financial highlights for the years ended prior to December 31, 2002, were audited by other auditors who have ceased operations. Those auditors expressed an unqualified opinion on those financial statements and financial highlights in their report dated February 11, 2002.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Zazove Convertible Securities Fund, Inc. as of December 31, 2002, the results of its operations and changes in its net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.



DELOITTE & TOUCHE LLP
Chicago, Illinois
February 18, 2003




ZAZOVE CONVERTIBLE SECURITIES FUND, INC.


STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2002


ASSETS

INVESTMENT SECURITIES - At fair value
(cost $38,941,331) (Note 1)                          $  29,702,785

RECEIVABLES:
  Dividends                                                 38,526
  Interest                                                 294,154
  Prepaid insurance                                            250

     Total assets                                       30,035,715


LIABILITIES

PAYABLES:
  Capital shares redeemed                                1,005,681
  Due to brokers                                         3,562,669
  Accounting fees                                           23,500
  Margin interest                                            1,942
  Other                                                      5,854

     Total liabilities                                   4,599,646

NET ASSETS                                           $  25,436,069


ANALYSIS OF NET ASSETS:
  Common stock ($.01 par value; 25,000,000 shares authorized;
    2,120,813 shares issued and outstanding)	     $      21,208
  Paid-in surplus                                       36,093,805
  Accumulated net realized losses on investments
    and short securities                                (4,348,249)
  Accumulated undistributed net investment income        2,907,851
  Net unrealized depreciation on investments and
   short securities                                     (9,238,546)

NET ASSETS                                           $  25,436,069

NET ASSET VALUE PER SHARE
 (Based on 2,120,813 shares outstanding)	           $       11.99


See notes to financial statements.




ZAZOVE CONVERTIBLE SECURITIES FUND, INC.

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2002


		                                 Principal/       Fair
                                               Shares        Value

INVESTMENT SECURITIES - 117%

Convertible Preferred Stock - 30%
  Australia - 3%
  Village Roadshow 6.500%                      1,500    $   43,500
  Village Roadshow (144A) 6.500% (b)          22,500       652,500

                                                           696,000

United States - 27%
  Metromedia Int'l Group, Inc.7.250% (e)     156,000       296,400
  AES Trust VII 6.000% Due 05-15-08          123,500     1,667,250
  Calpine Capital Trust II 5.500%
   Due 02-01-05                               45,000       652,500
  Carriage Services Cap Trust 7.000%
   Due 06-01-29                               27,000        729,00
  Ford Motor Corp. Trust 6.500%
   Due 01-15-32 (e)                           27,000     1,102,950
  Hercules Inc. 6.500% Due 06-30-29            1,020       586,500
  Hybridon Inc. 6.500% Due 04-01-04 (d)        6,686       110,118
  McLeodUSA Inc. 2.500% Due 04-18-12         163,411       686,326
  Owens Corning Capital LLC 6.500%
   Due 05-10-25                               60,500        29,004
  Simon Property Group Inc. 6.500% (e)         9,600       892,800
Titanium Metal Inc. 6.645% Due 12-01-26       16,200       234,900

                                                         6,987,748

Total convertible preferred stock (cost - $11,887,746)   7,683,748

Convertible Bonds - 76%
 Canada - 2%
  Nortel Networks Corp. 4.250%
   Due 09-01-08                            1,000,000       533,125

 Chile - 4%
  Gener S.A. 6.000% Due 03-01-05           1,200,000       960,000

 Great Britain - 1%
  NTL Incorporated 6.750% Due 05-15-08 (a) 1,300,000       175,500

 Ireland - 3%
  Elan Corp 0.000% Due 12-14-18 (c) (e)    1,600,000       760,000

 Singapore - 2%
  APP Finance VI Mauritius 0.000%
   Due 11-18-12 (c) (e)                   12,903,000       483,863

 United States - 64%
  AES Corporation 4.500% Due 08-15-05 (e)    800,000       366,000
  BankAtlantic Bancorp Inc. 5.625%
   Due 12-01-07                              700,000       729,750
  Computer Associates International, Inc.
   (144A) 1.625% Due 12-15-09 (b)          1,370,000     1,358,013
  Corning Inc. 4.875% Due 03-01-08 (e)     1,000,000       625,000
  Covanta Energy Corp. 6.000%
   Due 06-01-02 (a)                          500,000        62,500
  Covanta Energy Corp. 5.750%
   Due 10-20-02 (a)                        1,100,000       137,500
  Enron Corporation 0.000%
   Due 02-07-21 (a) (c)                    1,400,000       119,000
  First Data Corporation 2.000%
   Due 03-01-08 (e)                        1,000,000     1,128,750
  GATX Corp. 7.500% Due 02-01-07           1,000,000     1,082,500
  IKON Office Solutions, Inc. (144A)
   5.000% Due 05-01-07 (b)                 1,000,000       883,750
  Intevac Inc. 6.500% Due 03-01-09 (e)       815,000       631,625
  Johnson & Johnson 0.000%
   Due 07-28-20 (c)                        1,200,000       938,250
  Kerr McGee Corp. 5.250% Due 02-15-10 (e) 1,295,000     1,413,168
  Level Three Communications 6.000%
   Due 09-15-09                            3,000,000     1,290,000
  Liberty Media 3.500% Due 01-15-31 (e)    1,200,000       781,500
  Lowe's Companies, Inc. 0.000%
   Due 02-16-21 (c)                        1,300,000       963,625
  Personnel Group 5.750% Due 07-01-04 (e)  1,790,000       626,500
  Service Corp. International 6.750%
   Due 06-22-08                              800,000       718,000
  SpaceHab Inc. 8.000% Due 10-15-07 (e)      250,000       112,500
  Tribune Co. 0.000% Due 04-15-17 (c)        450,000       303,188
  U.S. Diagnostic Labs (144A) 6.500%
   Due 06-30-01 (a) (b)                      630,000       252,000
  U.S. Diagnostic Labs Inc. 9.000%
   Due 03-31-03 (a) (e)                    1,569,000       549,150
  U.S. Cellular Corp. 0.000%
   Due 06-15-15 (c)                        2,500,000       921,875
  Xcel Energy, Inc. (144A) 7.500%
   Due 11-21-07 (b)                          315,000       374,850

                                                        16,368,994

Total convertible bonds (cost - $23,156,912)            19,281,482

Convertible Bond Units - 9%
 United States - 9%
  CenterPoint Energy 2.0%                     50,000     1,155,250
  General Motors Series B 5.25% (e)           50,000     1,155,000

Total convertible bond units (cost - $2,604,616)         2,310,250

Common Stock - 2%
 United States - 2%
  Ascent Assurance, Inc.                      12,359         9,269
  McLeod USA Inc.	                           490,130       411,709

Total common stock (cost - $1,283,513)                     420,978

Warrants - 0%
 United States - 0%
  Hybridon Class A Wts '03                    29,671           890
  McLeod USA Inc.                             15,535         5,437

Total warrants (cost - $8,544)                               6,327

Total investment securities (cost - $38,941,331)        29,702,785

OTHER LIABILITIES LESS ASSETS - (17%)                   (4,266,716)

NET ASSETS - 100%                                       25,436,069


	The above percentages were computed as a percentage of net assets.

(a)  This security is in default and interest is not being accrued on the position.
(b)  144A securities are those which are exempt from registration
     under Rule 144A of	the Securities Act of 1933.  These securities
     are subject to contractual or legal restrictions on their sale.
(c)  Non income producing.
(d) Dividends received on these positions are paid in kind with common stock in lieu of cash disbursements.
(e) These securities are pledged as collateral for the margin account held by the custodian.


See notes to financial statements.




ZAZOVE CONVERTIBLE SECURITIES FUND, INC.

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2002


INVESTMENT INCOME:
  Interest                                           $   1,095,110
  Dividends                                                824,553

    Total investment income                              1,919,663

EXPENSES:
  Management fees (Note 4)                                 524,907
  Margin interest                                          112,725
  Transfer agency fees                                      66,701
  Professional fees                                         30,850
  Custodian fees                                             6,178
  Director fees                                              6,000
  Insurance expense                                          3,028
  Other                                                      2,827

    Total expenses                                         753,216

    NET INVESTMENT INCOME                                1,166,447

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
  Net realized loss on investments and short securities (2,403,178) Net change in unrealized depreciation of investments
   and short securities                                 (1,292,038)

  Net realized and unrealized loss on investments and
   short securities                                     (3,695,216)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS $  (2,528,769)


See notes to financial statements.




ZAZOVE CONVERTIBLE SECURITIES FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2002 AND 2001

                                                2002          2001

OPERATIONS:
  Net investment income                  $ 1,166,447   $ 2,741,271
  Net realized loss on investments
   and short securities                   (2,403,178)     (950,219)
  Net change in unrealized depreciation
   of investments and short securities    (1,292,038)     (906,974)
    Net increase (decrease) in net assets
     resulting from operations            (2,528,769)      884,078

DISTRIBUTIONS PAID:
  From net investment income              (1,541,771)   (1,640,207)
  From net realized gains                       0       (1,395,016)
    Net decrease in net assets resulting
     from distributions paid              (1,541,771)   (3,035,223)

CAPITAL SHARE TRANSACTIONS:
  Proceeds from:
    Shares sold                              594,828     5,126,968
    Shares from reinvestment of
     Distributions                         1,518,281     2,987,359
  Payments for:
    Shares redeemed                       (6,529,687)   (3,303,195)

    Net increase (decrease) in net assets
     resulting from capital share
     transactions                         (4,416,578)    4,811,132

NET INCREASE (DECREASE) IN NET ASSETS     (8,487,118)    2,659,987

NET ASSETS - Beginning of year            33,923,127    31,263,140

NET ASSETS - End of year (including
 accumulated undistributed net investment
 income of $2,907,851 and $257,624,
 respectively)	                      $ 25,436,009  $ 33,923,127


See notes to financial statements.





ZAZOVE CONVERTIBLE SECURITIES FUND, INC.
NOTES TO FINANCIAL STATEMENTS
YEAR ENDED DECEMBER 31, 2002

1.  SIGNIFICANT ACCOUNTING POLICIES

Zazove Convertible Securities Fund, Inc., a Maryland corporation (the "Fund") is registered under the Investment Company Act of 1940 as a nondiversified investment company that operates as a closed-end interval fund. The Fund's investment objective is to realize long-term growth, current income and the preservation of capital. The Fund will pursue this objective primarily through investing in a portfolio of convertible securities. The convertible strategy will focus primarily on opportunities in the United States of America, although the Fund may hold foreign securities. Zazove Associates, L.L.C. is the Fund's investment advisor. The Fund initially acquired its portfolio pursuant to a merger whereby
Zazove Convertible Fund, L.P., a Delaware limited partnership registered under the Investment Company Act of 1940, was merged into the Fund on January 1, 1999.

The following is a summary of significant accounting policies:

Security Valuation - Securities traded on national securities exchanges are valued at the last reported sales price or, if there are no sales, at the mean between the bid and ask prices. Securities traded over the counter are valued at the average of the highest current independent bid and lowest current independent offer reported upon the close of trading on that day. If the market for a security exists predominantly through a limited number of market makers, the security is valued by attaining an independent bid and offer from at least two market makers in the security and valuing the security at the mid-point of the quote that, under the circumstances and in the good faith judgment of the Board of Directors, represents the fair value of the security. Securities for which market quotations are not available are valued at a fair value as determined in good faith by the Board of Directors.

Cash and Cash Equivalents - Cash and cash equivalents include cash and money market investments.

Other Policies - The accounts of the Fund are kept on the accrual basis of accounting. Security transactions are recorded on the trade date. Realized gains or losses from sales of securities are determined on an identified cost basis. Dividend income is recognized on the ex-dividend date. Interest income and expense are recognized on the accrual basis. Bond discount is accreted and premium is amortized over the expected life of each applicable security. Distributions from the Fund are recorded on the ex-distribution date.

Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2.  CAPITAL SHARE TRANSACTIONS

The Fund is authorized to issue up to 25,000,000 shares of common stock, $0.01 par value. Shareholders are entitled to one vote per share on all corporate issues put to vote of the shareholders, although the Fund does not contemplate holding annual meetings to elect directors or for any other purpose.

Shares may be purchased as of the first business day of each month upon approval of the Directors at the then net asset value per share. All subscription funds received after the first business day of the month will be added to the general funds of the Fund at the beginning of the following month.

On a quarterly basis, the Fund will offer to repurchase no less than 5% and no more than 25% of the Fund's outstanding shares at the then net asset value per share. Notice of the terms and conditions of each quarterly repurchase offer are sent to the shareholders in advance of the offer. The Fund may impose a 2% fee on the redemption of fund shares held for less than one year. This fee is intended to compensate the Fund for expenses related to such redemption. Shares are redeemed by treating the shares first acquired by a shareholder as being redeemed prior to shares acquired by such shareholders thereafter.

In the case of the termination of the Fund, distributions to the shareholders will be made in proportion to their respective share ownership after the payment of all Fund creditors.

 Analysis of Changes in Shares                     2002       2001

 Shares sold                                     50,589    368,766
 Shares issued from reinvestment of
  Distributions                                 120,499    204,301
 Shares redeemed                               (541,816)  (233,180)

 Net increase (decrease)                       (370,728)   339,887

 Shares outstanding at the beginning of year  2,491,541  2,151,654

 Shares outstanding at the end of year        2,120,813  2,491,541

3.  MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Zazove Associates, L.L.C. has been engaged as the Fund's Investment Advisor pursuant to the terms of an Investment Advisory Agreement. As Investment Advisor to the Fund, Zazove Associates, L.L.C. will receive management fees based on the following management fee schedule. Management fees are computed and paid on a monthly basis.

                                        Net Assets
                                       in Excess of
                                      of $20,000,000   Net Assets
                                          up to       in Excess of
 Net Assets      First $20,000,000     $70,000,000    $70,000,000

Annual management
 fee rate               2.00%              1.50%          1.00%


The Fund bears all normal direct costs and expenses of its operations including: management fees; brokerage commissions; custodian fees; transfer agency fees; legal, audit, accounting and tax preparation expenses; applicable state taxes and other operating expenses such as regulatory filing fees and costs for communications with shareholders. The Fund will not incur costs and expenses associated with the offering of shares in the Fund. The custodian fees and transfer agent fees are paid to UMB Bank, N.A.

The overall responsibility for the management and operation of the Fund is vested in the Board of Directors (the "Board"). The Board consists of five directors: Gene T. Pretti, Steven M. Kleiman, Andrew J. Goodwin III, Jack L. Hansen, and Peter A. Lechman. Each of the three directors who are not affiliated with the Investment Advisor will receive $2,000 annually for their service to the Fund.

Gene T. Pretti, President, and Steven M. Kleiman, Secretary and
Treasurer, are the principal officers of the Fund and are responsible for the day-to-day supervision of the business and affairs of the Fund. Except for certain actions requiring the approval of the shareholders or the directors, the principal officers of the Fund have the power and authority to take all actions deemed necessary and appropriate to pursue the Fund's objective.

Shareholders in the Fund will be unable to exercise any management functions. Management of the Fund is vested exclusively with the Board. There will not be any shareholder vote unless required by the Investment Company Act of 1940.

4.  INCOME TAXES

It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

The Fund intends to utilize provisions of the federal income tax law which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At December 31, 2002, the Fund had an accumulated capital loss carryforward for tax purposes of $2,142,583, of which, $1,523,170 will expire on December 31, 2009 and $619,413 will expire on December 31, 2010.

At December 31, 2002 the Fund had undistributed ordinary income of $1,816,258 for tax purposes.

Net realized gains or losses may differ for financial and tax reporting purposes as a result of post October 31 losses which are not recognized for tax purposes until the first day of the following fiscal year, losses relating to wash sale transactions, and differences between book and tax amortization for premium and market discount. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

At December 31, 2002, the cost and related gross unrealized appreciation and depreciation for federal income tax purposes are as follows:

  Cost of investments for tax purposes                 $39,224,404
  Gross tax unrealized appreciation                     $1,658,672
  Gross tax unrealized depreciation                    (11,180,291)
  Net tax unrealized depreciation on investments       $(9,521,619)

5.  DISTRIBUTIONS TO SHAREHOLDERS

On May 15, 2002, a distribution of $0.67 per share was declared.
The dividend was paid on June 3, 2002, to shareholders of record on May 15, 2002.

The tax character of distributions paid during 2002 and 2001 were as follows.

                                                  2002        2001

  Distributions paid from ordinary income
  (includes short-term capital gains)       $1,541,711  $2,453,385
  Distributions paid from long-term
   capital gains                                     0     581,838

  Total taxable distributions                1,541,711   3,035,223

  Tax return of capital                              0           0

  Total distributions paid                  $1,541,711  $3,035,223

6.  INVESTMENT TRANSACTIONS

For the year ended December 31, 2002, purchases of Investment securities and proceeds from sales of investment securities (excluding short-term securities) were $22,899,487 and $25,817,296, respectively.
There were no purchases or sales of long-term U.S.
government securities.

7.  OFF-BALANCE-SHEET RISK AND CONCENTRATIONS OF CREDIT RISK

The Fund engages in the short sale of securities. Securities sold short, not yet purchased, represent obligations of the Fund that result in off-balance-sheet risk as the ultimate obligation may exceed the amount shown in the accompanying financial statements due to increases in the market values of these securities. These short positions are generally hedged positions against portfolio holdings and, as a result, any increase in the Fund's obligation related to these short positions will generally be offset by gains in the related long convertible positions. At December 31, 2002, the Fund did not hold any short positions.

At December 31, 2002, the Fund's top five industry concentrations
(as a percentage of investment securities at fair value) were as follows:

  Utility - Electric                                         14.2%
  Integrated Telecom Services                                 8.6%
  Autos                                                       7.6%
  Health Services                                             7.6%
  IT Services                                                 6.8%

Since the Fund does not clear its own investment transactions, it has established an account with a third-party custodian (UMB Bank, N.A.) for this purpose. The resulting concentration of credit risk is mitigated by the custodian's obligation to comply with the rules and regulations of the Securities and Exchange Act of 1934. In addition, the Fund has established an account with a brokerage firm (Bear Stearns Securities Corp.) for the purpose of purchasing securities on margin. At December 31, 2002, the Fund owed the brokerage firm $3,562,669 for securities purchased on margin (reflected as due to brokers in the statement of assets and liabilities). The Fund has pledged sufficient securities as collateral for the margin account held by the custodian. The
Fund pays interest on any margin balance, which is calculated as the daily margin account balance times the broker's margin interest rate. Interest is charged on payable balances at a rate equal to the Federal Funds rate plus 50 basis points (1.75% at December 31, 2002). For the year ended December 31, 2002, margin interest expense was $112,725.



ZAZOVE CONVERTIBLE SECURITIES FUND, INC.
FINANCIAL HIGHLIGHTS
For the Years Ended December 31, 1997 through 2001

Per Share/Unit Operating Performance

                            2002    2001    2000    1999   1998(*)
Net Asset Value,
 beginning of year        $13.62  $14.53  $16.89  $15.47  $15.40

Income from investment
 operations:

Net investment income        .49    1.22    0.65    0.63    0.54
Net realized and
 Unrealized gains or
 losses on investments     (1.45)  (0.75)   0.70    2.71   (0.47)

Total from investment
 Operations                 (.96)   0.47    1.35    3.34    0.07

Less Distributions

From net investment income  (.67)  (0.73)  (0.65)  (0.63)    N/A
In excess of net
 investment income         (0.00)  (0.00)  (0.39)  (0.15)    N/A
From capital gains         (0.00)  (0.65)  (2.67)  (1.14)    N/A

Total distributions         (.67)  (1.38)  (3.71)  (1.92)    N/A

Net Asset Value,
 end of year              $11.99  $13.62  $14.53  $16.89  $15.47


Total return             (7.29)%   2.76%   7.90%  22.50%   0.45%


RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year
$25,436,069  $33,923,127  $31,263,140  $30,766,821  $36,383,556

Ratio of expenses to
 average net assets        2.24%   2.12%   2.08%   2.16%   2.16%
Ratio of net investment
 income to average net
 assets                    4.08%   8.22%   3.58%   3.72%   3.43%
Portfolio Turnover rate      70%    160%    118%    222%    365%

(*) Figures are those of the Fund's predecessor, Zazove Convertible
    Fund, L.P., see Note 1 for more information.
N/A - Not applicable as all income and capital gains were allocated directly to the partners' capital accounts.
(**) Ratio of expenses to average net assets is determined before
     margin interest, which is a cost of capital.   The ratio
     including margin interest is 2.64% and 2.63% for the years ended December 31, 2002 and December 31, 2001, respectively.



DIRECTORS AND OFFICERS

Name           Positions  Term        Occupation   Portfolios  Other

Gene Pretti    Director   Indefinite1 CEO, Sr.           N/A     N/A
940 Southwood  President  9 years2    Portfolio Mngr.
Incline Village,                      Zazove Associates, LLC
Nv 89451                              Since 1989
Age: 42

Steven M.      Director   Indefinite1 COO and legal      N/A     N/A
Kleiman        Treasurer  7 years2    counsel
1033 Skokie                           Zazove Associates, LLC
Blvd Suite 310                        since 1994
Northbrook, IL 60062
Age: 41

Andrew J.      Director   Indefinite1 Investment Advisor N/A     N/A
Goodwin, III              9 years2    Optimum Advisors
100 S. Wacker                         Since 1991
Suite 320
Chicago, IL 60606
Age: 59

Jack L. Hansen  Director  Indefinite1 Portfolio Manager   N/A    N/A
309 Clifton Ave.          7 years2    The Clifton Group
Minneapolis, MN 55403                  since 1985
Age: 42

Peter A.       Director   Indefinite1 Physician          N/A     N/A
Lechman                   9 years2    Northwestern Memorial
2737 N. Janssen #A                     since 1999
Chicago, IL 60614-1132                Physician Glen Ellyn
Age: 39                                and Wheaton 1998-1999
                                      Physician Lutheran Gen.
                                       1995-1998


1 "Interested person" as defined in the Investment Company Act of
   1940, as amended.
2 Includes time served as Director General Partner with Zazove
  Convertible Fund, L.P., the predecessor to the Fund.




ZAZOVE CONVERTIBLE SECURITIES FUND, INC.

DIRECTORS					Andrew  J. Goodwin, III
						Jack L. Hansen
						Steven M. Kleiman
						Peter A. Lechman
						Gene T. Pretti

OFFICERS					Gene T. Pretti
						Steven M. Kleiman

INVESTMENT ADVISOR			Zazove Associates, LLC
						940 Southwood Blvd., Suite 200
						Incline Village, NV  89451

CUSTODIAN					UMB Bank N.A.
						928 Grand Avenue
						Kansas City, MO  64106

INDEPENDENT ACCOUNTANTS			Deloitte  Touche LLP
						180 Stetson Avenue
						Chicago, IL  60601

DIVIDEND-DISBURSING			UMB Fund Services, Inc.
AND TRANSFER AGENT			803 W. Michigan Street, Suite A
						Milwaukee, WI  53233-2301